Exhibit 99.2

STRICTLY PRIVATE AND CONFIDENTIAL J U N E 2 0 2 6 PROJECT CORDIS INVESTOR PRESENTATION

Disclaimers STRICTLY PRIVATE AND CONFIDENTIAL 2 The information in this presentation is being furnished solely for informational purposes in connection with potential transactions (the "Proposed Transaction") involving Fortitude Mining Holdings, Inc. ("Fortitude") and HeartSciences Inc. ("HSCS" or "HeartSciences," together with Fortitude, "we," "us," or "our") and shall not form the basis for or be relied on in connection with any contractually binding commitment. By accepting this presentation, each Recipient (as defined below) agrees (i) to maintain the strict confidentiality of all information that is contained in this presentation and not already in the public domain and not to photocopy, reproduce or distribute such information in whole or in part to any other persons at any time, and (ii) to use this presentation for information purposes only. This presentation is being furnished solely to "qualified institutional buyers" as defined in Rule 144A of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3), (7), (9) or (12) under Regulation D promulgated pursuant to the Securities Act) with sufficient knowledge and experience in investment, financial and business matters and the capability to conduct their own due diligence investigation and evaluation (any such recipient, together with its subsidiaries and affiliates, the "Recipient"). ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER. This presentation does not constitute an offer to sell or issue or the solicitation of an offer to buy or acquire securities of HeartSciences in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. Specifically, this presentation does not constitute a "prospectus" within the meaning of the Securities Act. This presentation does not contain all relevant information relating to us or HeartSciences' securities, particularly with respect to the risks and special considerations involved with an investment in any securities. No securities may be offered or sold without registration under the Securities Act or an exemption from the registration requirements of the Securities Act. The information contained in this presentation is selective, is provided as of the date hereof (unless otherwise indicated), is subject to change without notice, and does not purport to be complete or to contain all of the information that you may desire or require in evaluating the Proposed Transaction or any other investment. This presentation has been prepared from a combination of information obtained from publicly available sources, information provided by Fortitude, HeartSciences, their respective affiliates, and, where applicable, information obtained from third parties. While such information has been obtained from sources believed to be reliable, it has not been independently verified. Neither Fortitude nor HeartSciences nor their respective affiliates make any representation or warranty, express or implied, as to the accuracy, completeness, timeliness, or fairness of the information or opinions contained in this presentation, including information sourced from third parties, and assumes no liability with respect thereto. We undertake no obligation to update or revise any information or opinions contained herein to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. No liability will attach to Fortitude, HeartSciences or any of their respective affiliates or representatives for any losses or damages, whether direct, indirect, consequential, or otherwise, arising from or relating to the use of, or reliance upon, this presentation or any of its contents. No person has been authorized to provide any information or make any representation concerning us or the Proposed Transaction other than as contained in this presentation and any subsequent written materials delivered by Fortitude or HeartSciences. Any oral or written information or representation not expressly contained herein or in such subsequent written materials should not be relied upon as having been authorized by us. The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the Recipient will neither use, nor cause any third party to use, this presentation or any information contained within in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. For a description of the risks relating to our businesses, the Proposed Transaction and an investment in HeartSciences' securities, we refer you to "Risk Factors" in the Appendix to this presentation and risk factors discussed in documents that HeartSciences has filed, or may file, with the SEC, in particular, those risk factors discussed in the section entitled "Risk Factors" of HeartSciences' Annual Report on Form 10-K for the year ended April 30, 2025 filed with the SEC, as may be updated from time to time in HeartSciences' subsequent Quarterly Reports on Form 10-Q, and in other filings that HeartSciences may make with the SEC.

Disclaimers (Cont'd) Forward-Looking Statements This presentation includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," "potential," "target," "objective," "intend," and other words of similar meaning. These forward-looking statements address various matters including, but not limited to, statements relating to the anticipated benefits, terms, size, and completion of the Proposed Transaction, the expected future market and price of Zcash and other digital assets, the amount of Zcash to be held by Fortitude, Fortitude's upside potential beyond the core Zcash business, the projected financial performance at an illustrative range of Zcash token prices, the illustrative future state of key components of Fortitude Business, including average daily ZEC production, Zcash cash COGS per coin, other cash COGS per coin and, the expected rate of increase of Fortitude's profitability compared to Zcash price movement, the management's strategies and decisions aimed at maximizing return on invested capital, Fortitude's planned acquisitions of mining data centers and expansion of power portfolio expected to reduce cost and provide revenue optionality, HSCS's belief in AI-ECG enabling more effective treatment and earlier diagnosis of heart disease and the timing of 510(k) regulatory approval of MyoVista wavECG. Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement, including among others, the risk that the Proposed Transaction described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the Proposed Transaction; changes in business, market, financial, political and regulatory conditions; and risks relating to our operations and business, and HeartSciences' common stock, including the risk factors described in the Appendix attached hereto and in the section entitled "Risk Factors" of HeartSciences'Annual Report on Form 10-K for the year ended April 30, 2025 filed with the SEC, as may be updated from time to time in HeartSciences' subsequent Quarterly Reports on Form 10-Q, and in other filings that HeartSciences makes with the SEC. We caution investors not to place considerable reliance on the forward-looking statements contained in this presentation. You are encouraged to read HeartSciences' filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. The risk factors described in this presentation, including those relating to digital assets and proof-of-work mining, are not intended to be exhaustive and should be considered in conjunction with, and not as a substitute for, your own independent assessment. The digital asset industry is characterized by rapid technological change, evolving regulatory frameworks, and significant market volatility. Additional risks and uncertainties–such as changes to network protocols (including forks or shifts in consensus mechanisms), increases in mining difficulty or hash rate, disruptions in access to power, cybersecurity threats, and uncertain legal or tax treatment of digital assets–may arise or become material over time and could have a material adverse effect on our business, financial condition, results of operations, or the value of any securities issued in connection with the Proposed Transaction. Past Performance In all cases where historical results are presented or past performance is described, we note that past performance is not a reliable indicator of future results and performance. STRICTLY PRIVATE AND CONFIDENTIAL 3

Disclaimers (Cont'd) Non-GAAP Information This presentation includes information based on financial measures that are not recognized under generally accepted accounting principles in the United States ("GAAP"), such as Fortitude's Adjusted EBITDA and Adjusted General & Administrative Expense. References to "Adjusted EBITDA" mean earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for the transaction related expenses and legal non-recurring expenses. Adjusted General & Administrative Expense means General & Administrative Expense, which is further adjusted for the transaction expenses, legal non-recurring expenses and certain other one-time expenses. Such non-GAAP financial measures are presented only as a supplement to Fortitude's financial statements based on GAAP. Non-GAAP financial information is provided to enhance understanding of Fortitude's financial performance, but non-GAAP financial measures are not recognized terms under GAAP, and non-GAAP measures should not be considered in isolation from, or as a substitute analysis for, the company's results of operations as determined in accordance with GAAP. Fortitude uses non-GAAP measures in its operational and financial decision making and believes that such non-GAAP numbers are more representative of the performance of the business and thus instructive for management's strategic planning. Specifically, with respect to each of Adjusted EBITDA and Adjusted General & Administrative Expense, Fortitude believes it is useful to exclude certain items in order to allow for period-over-period comparisons on a more consistent basis and to focus on what it regards to be a more meaningful indicator for evaluating the underlying operating performance of the business. Fortitude also believes that investors may find non-GAAP financial measures useful for the same reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. General & Administrative Expense is the GAAP measure most directly comparable to Adjusted General & Administrative Expense. In evaluating both Adjusted EBITDA and Adjusted General & Administrative Expense, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in such presentation. The non-GAAP financial measures are not presented in accordance with GAAP. Please refer to the appendix of this presentation for reconciliations of non-GAAP financial measures contained herein to the most directly comparable GAAP measures. A quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP measures is not provided because certain reconciling items cannot be reasonably predicted or estimated without unreasonable effort. Please refer to the appendix for further description. Non-GAAP measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies comparable to Fortitude, many of which present non-GAAP measures when reporting their results. Non-GAAP measures have limitations as an analytical tool. They are not presentations made in accordance with GAAP and are not measures of financial condition or liquidity. Some of these limitations are: (i) both Adjusted EBITDA and Adjusted General & Administrative Expense exclude the transaction-related expenses and non-recurring legal expenses we have incurred, such as litigation costs and one time accounting charges; (ii) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and the cash requirements for such replacements are not reflected in Adjusted EBITDA; (iii) the omission of the amortization expense associated with our intangible assets further limits the usefulness of Adjusted EBITDA; and (iv) Adjusted EBITDA does not include the payment of taxes, which is a necessary element of our operations. Because of these limitations, such non-GAAP measures should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. Management compensates for these limitations by not viewing the non-GAAP measures in isolation and specifically by using other GAAP measures to measure our operating performance. Fortitude's non-GAAP measures are not necessarily comparable to similarly titled measures used by other companies. As a result, you should not consider such performance measures in isolation from, or as a substitute analysis for, the company's results of operations as determined in accordance with GAAP. Preliminary Unaudited Results Included in this presentation are selected preliminary unaudited financial results as of and for the period beginning January 1, 2026 and ended April 30, 2026. These preliminary financial results have been prepared in good faith by the management on a consistent basis with prior periods. However, we have not completed our financial closing procedures for the period ended April 30, 2026 and actual results could be materially different from these preliminary financial results. The Company's independent registered public accounting firm has not conducted an audit or review of and does not express an opinion or any other form of assurance with respect to, the preliminary financial results. During the course our financial closing procedures for the period ended April 30, 2026, we may identify items that would require us to make material adjustments to the preliminary financial results presented herein. As a result, you should not place undue reliance on these preliminary unaudited results and should not draw any inferences from this information regarding financial or operating data not provided. These preliminary financial results should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP. STRICTLY PRIVATE AND CONFIDENTIAL 4

Disclaimers (Cont'd) Projections This presentation contains projected financial information with respect to Fortitude, including an illustrated revenue, gross profit, Adjusted EBITDA, Adjusted General & Administrative Expense, and Adjusted EBITDA margin analysis at various Zcash prices. All such financial projections are forward-looking statements, which are based on assumptions that are inherently uncertain. These projections are presented for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected information are inherently uncertain and are subject to a wide variety of significant business, regulatory, economic and competitive risks and uncertainties. Significant assumptions underlying financial projections included in the presentation include, among others, currently Fortitude operates ~5.2 GSol/s of Zcash miners and expects an additional ~3.3 to 4.7 GSol/s of new miner deliveries throughout the course of 2026; Zcash network hashrate of 24.0 GSol/s by December 2026; weighted average Zcash fleet uptime of 84%, Zcash pool fees of 2%, no Zcash network transaction fees, Zcash cash COGS per coin of $70, annualized Bitcoin mining revenue of ~$27mm based on preliminary, unaudited YTD results through 4/30/2026, and annualized other revenue of ~$1.8mm based on preliminary, unaudited YTD results through 4/30/2026, each of which is subject to assumptions that may prove incorrect. Even if the assumptions underlying financial projections are correct, actual results may be significantly impacted by a variety of factors outside our control, including, but not limited to, the number of machines actually purchased, the ability to successfully deploy the latest generation miners and the ability to achieve lower power costs. All of the projected financial information included in this presentation has been prepared by and is the responsibility of Fortitude's management and has not been audited, reviewed or compiled by an independent registered public accounting firm. Accordingly, there can be no assurance that financial projections are indicative of future performance or that actual results will not differ materially from those presented herein. Inclusion of financial projections in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved. No representation is made regarding the reasonableness or completeness of the assumptions underlying financial projections, modeling or any other information contained in this presentation. STRICTLY PRIVATE AND CONFIDENTIAL 5

Fortitude is a Zcash ecosystem leader and an early institutional venture mining platform, deploying digital asset infrastructure across high-conviction opportunities. Fortitude is intending to complete a business combination transaction with HeartSciences Inc. (NASDAQ: HSCS). STRICTLY PRIVATE AND CONFIDENTIAL 6

STRICTLY PRIVATE AND CONFIDENTIAL

The Fortitude Opportunity

Amplified early-stage exposure to Zcash through a diversified, vertically-integrated mining platform

What We Do

- ✓ Leading Zcash miner
- ✓ Owner-operator of mining data centers
- ✓ Venture miner focused on early-stage Proof-of-Work networks

Operational Expertise

- ✓ Machine procurement and fleet management at scale
- ✓ Mining Proof-of-Work assets since 2019 [1]
- ✓ Vertically integrated operations anchored by owned mining data centers

Opportunity

- ✓ Differentiated Zcash investment exposure
- ✓ ROIC driven by disciplined capital allocation
- ✓ Upside optionality embedded within business

~$90mm	~$20mm [2]	~51,785 ZEC	~$13mm	$0mm
Gross Revenue 2025FY	Adj. EBITDA 2025FY	YTD '26 ZEC production As of 4/30/26	Cash & Digital Assets Held 2025FY	Debt 2025FY

1. Includes principals of Fortitude and predecessor entity. Fortitude was spun off as a standalone business from Foundry Digital LLC (Foundry) in 2024.
2. Adj. EBITDA is a non-GAAP measure. See Disclaimers for more information on this non-GAAP measure and the appendix for reconciliation of the non-GAAP measure to the most directly comparable GAAP measure.

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STRICTLY PRIVATE AND CONFIDENTIAL

Why Venture Mining?

We believe large public miners are focused on Bitcoin mining or pivoting to High-Performance Computing (HPC) data centers, creating significant opportunity in less saturated Proof-of-Work ecosystems

MULTI-ECOSYSTEM ADVANTAGES VS. BITCOIN ONLY

- Potentially stronger returns given participation in less saturated, more dynamic Proof-of-Work ecosystems outside of Bitcoin
- Diversification of return streams across assets and ecosystems
- Digital Currency Group (DCG) relationship creates the potential for repeatably identifying opportunities in newer, high-growth Proof-of-Work networks

Estimated Annual Mining Revenues [1]


Public Miners
Private Miners
Bitcoin
$8.8B
$3.8B
$12.6B
Zcash
Zcash: ~17% of other PoW mining revenue
Other Proof of Work Tokens
$1.1B
~9% of annual Bitcoin mining revenue
~$1.1B
14 tokens with $100mm+ market cap (2)

1. CoinGecko as of 4/30For each respective coin, based on number of blocks mined per day multiplied by number of coins in a block multiplied by 365 days per year multiplied by current price. Excludes transaction fees. Network data (block reward and block time) from CoinWarz, Monero Docs, CoinMarketCap, and Kaspa.org as of 4/30/26. Pricing data from CoinGecko as of 4/30/26. Management estimates public miners account for ~30% of estimated annual Bitcoin mining revenues.
2. CoinGecko as of 4/30/26

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STRICTLY PRIVATE AND CONFIDENTIAL

Early Conviction + Capital Allocation Across Networks Position Us to Capitalize on Zcash

Zcash begins with many of Bitcoin's attractive features and adds zero-knowledge privacy technology

	Bitcoin	Zcash
Launch Year	2009	2016
Consensus	Proof-of-Work	Proof-of-Work
Max Supply	21 million	21 million
Block Time	~10 minutes	~75 seconds
Halving	Every ~4 years	Every ~4 years
Funding	Community grants & donations	20% of block rewards to development funds
Equipment Payback Period [(1)]	2–3 years	1–1.5 years
Privacy	Pseudonymous; transparent transactions	Optional shielded addresses

Zcash's Enhanced Privacy Technology

Transparent or shielded
Users choose between transparent and shielded transactions, balancing privacy with regulation

Zero-knowledge proofs
Shielded transactions utilize zero-knowledge proofs to demonstrate validity while sender, receiver, and amounts stay private

Quantum-resistant foundation
Shielded addresses set the foundation for quantum resistance

1. Based on current machine pricing and mining economics.

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Why Zcash's Time is Now 1. Atlantic Council, Central Bank Digital Currency Tracker (as of July 2025). Unmet need for financial privacy and quantum resistance 0 25 50 75 100 Search Interest over Time (100 = Max) Increased Need for Financial Privacy and Quantum Resistance At a Time When Zcash Functionality is Improving STRICTLY PRIVATE AND CONFIDENTIAL 10 • Network improvements have reduced proving time required for shielded transactions, improving usability • Zodl (fka Zoshi) wallet launch in April 2024 makes Zcash shielded transactions mobile- friendly and more accessible • Shielded transactions significantly reduce the surface area of a potential future quantum attack • Significant fundraising and business development momentum in the Zcash ecosystem sets the stage for further advancement • 3/09/2026: Zodl wallet raises $25 million • 4/13/2026: Foundry launches U.S.-based Zcash mining pool • 4/24/2026: Robinhood Markets announces listing of Zcash on its platform • 137 countries comprising 98% of global GDP are exploring Central Bank Digital Currencies ⁽¹⁾ • On-chain analytics make pseudonymity of most legacy cryptocurrency networks illusory • Rapid advances in AI have the potential to threaten the security of legacy financial systems • The market is increasingly focused on the risk posed by quantum computing to other cryptocurrencies

It's Happening Now Source: Market Cap and Circulating Supply data from CoinMarketCap as of 4/30/26. Shielded Pool Balance from Zechub as of 4/30/26. $0.0B $2.0B $4.0B $6.0B $8.0B $10.0B $12.0B Jan-23 Jan-24 Jan-25 Jan-26 0% 5% 10% 15% 20% 25% 30% 35% Jan-23 Jan-24 Jan-25 Jan-26 Zcash market cap has followed shielded pool growth, demonstrating growing token utility Zcash Shielded Pool Balance (% of Circulating Supply) Market Cap ($ in billions) STRICTLY PRIVATE AND CONFIDENTIAL 11

Maturity of Zcash Today Parallels Bitcoin in 2013/2014 We believe Zcash stands at a similar inflection point that defined Bitcoin in 2013/2014 — before institutional adoption drove exponential value creation $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2015 2016 2017 2018 2019 2020 Zcash (Oct. 2025–Apr. 2026) Bitcoin (2013–2014) Bitcoin (2015–2020) $0.0 $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 $3,000.0 Note: Price of Bitcoin in 2015 – 2020 represented on a separate Y-axis for visual purposes. Prices of Bitcoin & Zcash ($) Snapshot of Bitcoin Price 2015–2020 $.0 $.0 $.0 $.0 $.0 $.0 $.0 1/1/13 4/1/13 7/1/13 10/1/13 1/1/14 4/1/14 7/1/14 10/1/14 STRICTLY PRIVATE AND CONFIDENTIAL 12

STRICTLY PRIVATE AND CONFIDENTIAL

Fortitude Mining Overview

Fortitude Mining seeks to deliver superior returns by allocating capital to high-conviction networks with strong fundamentals — this discipline, a "returns maximalist" mindset, has produced today's leadership position in Zcash

Strategy

- **Concentrate capital in PoW networks** where Fortitude can build a competitive edge, not just Bitcoin
- **Secure differentiated access** to equipment and power supply
- **Vertically integrate** mining data center and power capacity to lower unit costs and enhance operational flexibility
- **Maintain a lean operating footprint** to maximize ROIC regardless of market conditions [1]

Zcash Leadership

- **Operating Zcash miners since 2019** — we believe Fortitude is among the longest-tenured operators in the ecosystem [2]
- We believe we are a preferred buyer of Zcash mining equipment given scale and relationships
- Platform designed to extend leadership into adjacent layers of the Zcash ecosystem

1. Fortitude is entering into a Token Management Agreement with Grayscale Investments to support the management of the Company's digital asset treasury.
2. Includes principals of Fortitude and predecessor entity. Fortitude was spun off as a standalone business from Foundry in 2024.

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Fortitude's Current Positioning Creates a Fundamental Edge Equipment Supply ✓ ✓ ✓ First-Mover Advantage ✓ ✓ Strong visibility into new machine orders across ecosystem provides insight into future network capacity ✓ Less mature network allows Fortitude to demonstrate compelling influence Platform for Future Expansion ✓ Privy to discussions across the ecosystem ✓ Early-stage discussions related to proprietary miner and firmware development ✓ Platform enables disciplined pursuit of adjacent growth opportunities as new PoW economics and technologies emerge 1. Includes principals of Fortitude and predecessor entity. Fortitude was spun off as a standalone business from Foundry in 2024. STRICTLY PRIVATE AND CONFIDENTIAL 14 Fortitude has carved out a leadership position within the Zcash ecosystem, reinforced by its compute capacity, early entry, and future expansion opportunities Fortitude believes its current fleet compares favorably to the number of Zcash miners currently available for procurement Sizable fleet of latest-generation Zcash miners deployed and operating Began building position in Zcash compute capacity in 2019(1), giving it early access to sizeable fleet Operational expertise running Equihash algorithm at scale

STRICTLY PRIVATE AND CONFIDENTIAL

Power Portfolio Expansion Underway; Residual Value Represents Upside

Fortitude power infrastructure buildout focused on completing acquisitions and developments at a meaningful discount to public market multiples, resulting in accretion for each MW brought online

Fortitude's Power Capacity (MW)[1]

Owned

48 (2)

Portfolio capacity on track for ~25% - 60% growth (3)

Pursuing opportunities with meaningful EBITDA accretion

Late-Stage Pipeline

~12.5 – 30

Fortitude Intends to Own ~80 MW of Capacity by the End of 2026


SD
NE
NY
TX
Owned Sites (6)
Late-Stage Pipeline Sites (2)
Midwest Expansion Focus

Fortitude has 48 MW of existing capacity and up to 30 MW of additional pipeline capacity in late-stage negotiations.
Management has identified an additional pipeline of ~400 MW of operating capacity and 350+ MW in various development stages.

1. Residual value of owned and late-stage pipeline MWs is additive and could result in additional upside.
2. Owned Capacity includes 36 MW of Operating Capacity and 12 MW of Capacity in Development.
3. Capacity could potentially grow ~25% - 60% upon successful completion of select acquisition opportunities.

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• Site-level optimization • Planned doubling of relative hash rate contribution from company-controlled sites Mining Data Center Acquisitions • Niche and high-demand skill set • Flexibility to quickly adapt fleets • Improves uptime • Increases equipment useful life • Highly competitive power agreements • Secures predictable electricity pricing and load flexibility • Revenue optionality via demand response participation and potential leasing opportunities • Mitigates downside exposure Power Contracts • Strategic equipment procurement • Actively pursuing new machine purchase order • Superior payback period • Phaseout of lower- performing legacy miners Additional Machine Purchases • Firmware • Private-label machines • To benefit from parent company, DCG's dedicated R&D efforts • R&D focused on hardware performance advantages Research & Development Vertical Integration Strategy Designed to Drive Low-Cost Production We believe participating in each aspect of the mining stack results in a structural cost advantage across cycles Intended Key Benefits ✓ Enhanced operational efficiency across the mining stack ✓ Favorable cost basis vs. buying token at spot pricing ✓ ✓ ✓ Propels operational excellence In-House Maintenance & Repairs Goal of lower all-in cost per coin, expanded mining margins, and higher returns that hold up through cycles STRICTLY PRIVATE AND CONFIDENTIAL 16 Expanded mining margins driven by cost control Sustainable cost advantages vs. peers

STRICTLY PRIVATE AND CONFIDENTIAL

Significant Upside Potential Beyond the Core Zcash Business

Diversified growth levers spanning across power infrastructure, broader PoW exposure, and venture mining to add incremental upside and long-term value creation

INCREMENTAL UPSIDE

Venture Mining

Venture Mining

- ✓ Disciplined capital allocation focused on maximizing returns by selective participation protocols with significant growth potential
- ✓ Longstanding operational experience mining various altcoins landscape

Exposure to Other Proof-of-Work Ecosystems

Exposure to Other Proof-of-Work Ecosystems

- ✓ 2.0 EH/s of Bitcoin miners (weighted average efficiency of ~18 J/TH) as well as Scrypt miners (Dogecoin / Litecoin) and ALEO miners currently operational
- ✓ Positioned to capitalize on any recovery in respective underlying mining economics

Power Infrastructure

Power Infrastructure

- ✓ Potential flexibility to sell power back to the grid in certain regions
- ✓ Ability to transition compute if economics are favorable
- ✓ Downside protection in a supply-constrained energy market

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STRICTLY PRIVATE AND CONFIDENTIAL

Seasoned Leadership

Expertise across mining, power, and capital markets

FORTITUDE



Andrea Childs

Chief Executive Officer & Board Member

Prior role as SVP, Foundry



Erik Ellingson

Chief Financial Officer

Prior role as CFO & Board Member, Block Mining (acquired by Riot Platforms)



Patrick O'Hara

Senior Director, Strategy & Financial Planning & Analysis

Prior role as Executive Director, XMS Capital



Ben Thomison

Senior Vice President, Mining Operations

Prior roles as Operations Director, BGIN and VP of Mining, Mawson



Ryan Lowery

Head of Power and Infrastructure

Prior role as VP of Business Development, MB Computing

HeartSciences



Andrew Simpson

Chairman & Chief Executive Officer, HeartSciences

Prior role as Group CEO, Peel Group



Danielle Watson

Chief Financial Officer, HeartSciences

Prior role as Assurance Senior Manager, Moss Adams

DCG



Barry Silbert

Founder & Chief Executive Officer, DCG



Simon Koster

Board Member, Fortitude

Chief Strategy Officer, DCG



Jason Yacavone

Board Member, Fortitude

Managing Director, DCG

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Backed by DCG DCG has been an enduring and diversified investor, builder, and incubator in the digital asset industry DCG A Leading Digital Assets Investor | Investing for Over a Decade | Institutional Credibility ⁽¹⁾ 200+ Active Venture Investments 75+ Token Investments 60+ Funds 5 Subsidiaries DCG Subsidiaries Strong Track-Record ⁽²⁾ Fortitude is DCG's core investment focused on the Proof-of-Work ecosystem and related data center infrastructure • Fortitude spun off as a standalone business from Foundry in late 2024 • DCG brings significant experience identifying emerging digital assets early in the adoption curve and has held a steadfast conviction in Zcash since inception • Fortitude is wholly-owned by DCG, which has made significant direct equity investments helping to support acquisitions, development of mining data centers, and the purchase of next- generation mining equipment 1. DCG information as of 4/24/26. 2. Includes investments made by predecessor entities to DCG. Past results are not indicative of future performance. Select DCG Investments STRICTLY PRIVATE AND CONFIDENTIAL 19

STRICTLY PRIVATE AND CONFIDENTIAL

Key Components of Fortitude Business

We believe Fortitude's existing platform and expertise provide significant opportunity to achieve strong incremental returns on additional invested capital

	YTD as of 4/30/2026[1]	Commentary	Illustrative Future State
Average Zcash Price	$304		5-10% of BTC Market Cap [2]
Average Daily ZEC Production	~430 [3]	▪ 1,000-unit Z15 Pro order currently in transit ▪ Working to secure 3,000+ order at favorable pricing with <12-18 month expected payback period ▪ Fortitude is positioning itself through this capital raise to acquire additional units opportunistically	500 [4]
BTC Revenue	$9.0mm [5]	▪ Not currently a focus for additional investment; plan to evaluate miner purchases opportunistically and to support power portfolio	$27mm [6]
Other Revenue	$0.6mm [5]	▪ Not currently a focus for additional investment	$1.8mm [6]
Total Revenue	$25.4mm [5]	▪ Comprised of components described above	Depends on assumed Zcash price.
Zcash Cash COGS per Coin	$70 [5]	▪ New datacenter investment and energization of greenfield site is expected to reduce reliance on higher cost third-party hosting providers ▪ 2-year expected payback period (greenfield); 3-3.5x expected payback period (acquisitions). ▪ Upside of $40 per coin in line with current Zcash network statistics according to Zcashinfo.com and assumes latest generation miners at owned sites with management estimated power costs of $0.0475 / kWh. Also, in line with current Z15 Pro production at Fortitude's Aurora, NE site	$40 [7]
Other Cash COGS per Coin		▪ BTC gross profit margin of 4.0% with average daily hashprice of $0.034 / TH [5] ▪ Other token gross profit margin of 28.3% with average daily DOGE hashprice of $0.511 / GH and average daily LTC hashprice of $0.077 / GH [5] ▪ Management estimated owned site expenses of $2mm per year	No change
Adjusted General & Administrative Expense	$4.9mm [8]	▪ Continued careful buildout of team with goal to remain lean on a per megawatt basis	$19.7mm [9]

1. Fortitude results for the period ended 4/30/26 are preliminary, unaudited and subject to change. See Disclaimers for further information.
2. Based on management assumptions.
3. Zcash daily production of 430, in line with YTD daily average of ~430 as of 4/30/26.
4. Zcash daily production of 500 assumes more than 5,500 machines are purchased in the market and an overall network hash rate of 24 GS.
5. Reflects preliminary, unaudited YTD actual results as of 4/30/26.
6. Reflects annualized preliminary, unaudited YTD actual results as of 4/30/26.
7. Based on Zcash network statistics according to Zcashinfo.com as of 5/15/26 and assumes latest generation miners at Fortitude owned sites with assumed power costs of $0.0475 / kWh based on management's estimates.
8. Reflects preliminary, unaudited YTD actual General and Administrative Expenses as of 4/30/26, as adjusted to remove $2.9mm of non-recurring expenses, comprised primarily of transaction related expenses and non-recurring litigation spend. Adjusted General & Administrative Expense is a non-GAAP measure. See Disclaimers for more information on this non-GAAP measure and the appendix for reconciliation of the non-GAAP measure to the most directly comparable GAAP measure.
9. Reflects annualized Adjusted General & Administrative Expense further adjusted to include management's estimate of $5.0mm of public company expenses relative to the annualized figure.

The Illustrative Future State information provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding "Forward-Looking Statements" and the note regarding "Projections" elsewhere in this presentation. Adjusted General & Administrative Expense is a Non-GAAP measure. See the discussion of Non-GAAP measures elsewhere in the presentation for a description of why a reconciliation to General & Administrative Expense is not available for the Illustrative Future State of such metric.

20

STRICTLY PRIVATE AND CONFIDENTIAL

Illustrative Financial Performance at Various Zcash Prices

Embedded operating leverage designed to deliver amplified exposure to Zcash price appreciation with Fortitude's profitability expected to increase at a faster rate of change than Zcash price movement under current market conditions

$ in millions, except Zcash price data							
Illustrative Range (1)							
Zcash Price	$350	$500	$750	$1,000	$2,000	$5,000	$10,000
% BTC Market Cap (2)	0.4%	0.6%	0.8%	1.1%	2.2%	5.5%	11.1%
Fortitude Zcash Mined (2)	156,950	156,950	156,950	156,950	156,950	156,950	156,950
Fortitude Zcash Mined Upside (2)	182,500	182,500	182,500	182,500	182,500	182,500	182,500
Zcash Mining Revenue (2)	$53.8	$76.9	$115.4	$153.8	$307.6	$769.1	$1,538.1
BTC Mining Revenue (2)	27.0	27.0	27.0	27.0	27.0	27.0	27.0
Other Revenue (2)	1.8	1.8	1.8	1.8	1.8	1.8	1.8
Revenue	**$82.6**	**$105.7**	**$144.2**	**$182.6**	**$336.4**	**$797.9**	**$1,566.9**
Gross Profit (2)	**40.7**	**63.8**	**102.3**	**140.7**	**294.5**	**756.0**	**1,525.0**
Adjusted General & Administrative Expense (2)	(19.7)	(19.7)	(19.7)	(19.7)	(19.7)	(19.7)	(19.7)
Illustrative Adjusted EBITDA	**$21.0**	**$44.1**	**$82.6**	**$121.0**	**$274.8**	**$736.2**	**$1,505.3**
% Margin	***25.4%***	***41.7%***	***57.3%***	***66.3%***	***81.7%***	***92.3%***	***96.1%***
Further Illustrative Adjusted EBITDA (2)							
Illustrative Adjusted EBITDA	**$28.0**	**$54.8**	**$99.5**	**$144.3**	**$323.1**	**$859.7**	**$1,753.9**
% Margin	***30.6%***	***46.4%***	***61.1%***	***69.5%***	***83.6%***	***93.1%***	***96.5%***

1. Illustrative analysis presented to show potential impact of Zcash price fluctuations. Analysis is based on assumptions discussed on Page 20 as applied to an illustrative and static range of Zcash prices. Actual results at various levels of Zcash prices may differ materially from what is presented and no assurances can be made as to actual future Zcash prices. Analysis will not tie to prior period results at similar levels of Zcash prices.
2. See Appendix for description of calculations underlying presentation of Illustrative Financial Performance at various Zcash prices.

The information provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding "Forward-Looking Statements" and the note regarding "Projections" elsewhere in this presentation. Adjusted General & Administrative Expense, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP metrics. See the discussion of Non-GAAP measures elsewhere in the presentation, as well as the Appendix for a description of why a reconciliation to Net Income (Loss), the closest GAAP measure, is not available for the non-GAAP guidance presented above.

21

Differentiated exposure to the digital asset ecosystem, with deep specialization in Proof-of-Work networks Fortitude Mining Zcash (Spot) Buying Zcash at spot comes with additional complexities, such as securing, storing, and reporting requirements Mining Public miners are focused on Bitcoin / AI / HPC. Limited opportunities to invest in Zcash mining infrastructure Limited Investment Vehicles Trust: OTCQX: ZCSH · Zero ETFs First-Mover Advantage Fortitude already operates to support a meaningful portion of the existing Equihash network Machine Access Zcash Accumulation Mining combined with a strategic Zcash reserve provides a simple and liquid way of getting Zcash exposure Fortitude is a Leading Vehicle for Risk-Adjusted Zcash Exposure Limited Exposure Opportunities Exist Today 22 STRICTLY PRIVATE AND CONFIDENTIAL We believe we are a preferred buyer of Zcash mining equipment and in early-stage discussions related to proprietary miner development

STRICTLY PRIVATE AND CONFIDENTIAL

HeartSciences (HSCS) Overview

HeartSciences has developed next gen ECG solutions to deliver AI-ECG algorithms directly into clinical workflow. HeartSciences believes AI-ECG can enable more effective treatment and earlier diagnosis of heart disease.

MyoVista Insights

ECG Management and Reporting Software

- Formal commercial launch April 2026
- Signed 1st SaaS revenue contract for hospital deployment May 2026
- Core development spend completed

MyoVista wavECG

ECG Software Hosting Device

- 510(k) regulatory clearance underway; aiming for approval by year end 2026
- Device is largely developed and development spend already mostly incurred
- Commercial deployment plans to be determined

HeartSciences' AI-ECG Algorithm Provides an End-to-End Upgrade to Today's ECG Sector

MyoVista Insights™



- First cloud-native ECG management system
- SaaS revenue model
- AI-ECG algorithm marketplace (incl. 3rd party algorithms)
- Device-agnostic; deployment does not require any new hardware purchase

AI-ECG Algorithms

- Designed to expand the clinical value of ECG to detect cardiac dysfunction and other types of heart disease
- In 2023, many algorithms were licensed from Mount Sinai, N.Y.

MyoVista® wavECG™



- Designed to host AI-ECG software algorithm(s)
- Portable, next to patient testing and results

Core Product Focus

MyoVista Insights Software Platform

- **No FDA clearance required**
- **Primary focus is on MyoVista Insights Software; formally launched Mar. '26 & initial contract signed**

23

Scarce, Asymmetric Zcash Opportunity Positioned for Significant Growth 1 Fortitude believes it is one of the largest Zcash miners - our relative size and structural supply dynamics create a stable, highly differentiated competitive position 2 Significant operating leverage allows for Zcash accumulation at a substantial discount to spot, enabling Zcash value to appreciate on the balance sheet alongside operations 3 Planned acquisitions of mining data centers and expansion of power portfolio expected to reduce cost and provide both revenue optionality and diversification 4 Fortitude's leadership team brings a proven track-record across mining cycles, amplified by the backing of DCG, one of the most established investors and operators in the digital asset ecosystem 5 24 STRICTLY PRIVATE AND CONFIDENTIAL Disciplined capital allocation focused on returns and Proof-of-Work ecosystem exposure ensures continued optionality

Risk Factors STRICTLY PRIVATE AND CONFIDENTIAL STRICTLY PRIVATE AND CONFIDENTIAL 25

Risk factors (1/4) Risk Factors The following is a summary of the principal factors that make an investment in our securities speculative or risky. As used herein "we", "us" and "our" refers to Fortitude Mining Holdings, Inc. ("Fortitude"), HeartSciences Inc. ("HSCS"), or the proposed combined company as context requires. This summary should not be relied upon as an exhaustive summary of the material risks facing our business, or the potential business combination (the "Proposed Transaction"). Investing in HSCS's securities involves a high degree of risk. Certain factors may have a material adverse effect on our business, financial condition and results of operations and your potential investment in us. Please also refer to the risk factors disclosed in HSCS's filings with the U.S. Securities and Exchange Commission (the "SEC"), including those discussed in the section entitled "Risk Factors" of HSCS's Annual Report on Form 10-K for the year ended April 30, 2025 filed with the SEC, as may be updated from time to time in HSCS's subsequent Quarterly Reports on Form 10-Q, and in other filings that HSCS makes with the SEC. The risks and uncertainties described below (and those in HSCS's SEC filings) are not the only ones that we face. Additional risks that we are unaware of, or that we currently believe are not material, may also become important factors that materially adversely affect us. If any of the risk factors discussed in HSCS's SEC filings or any of the following risks actually occur, our business, financial condition, results of operation, and future prospects could be adversely affected, the trading price of HSCS's common stock could decline, and you could lose all or part of your potential investment. 26 STRICTLY PRIVATE AND CONFIDENTIAL

Risk factors (2/4) Risks Related to Fortitude's Business ▪ We are subject to counterparty risks, including risks and uncertainties relating to our mining site hosting partners. ▪ Our limited rights of legal recourse and lack of insurance over our cryptocurrency holdings expose us to the risk of loss in the event of theft or destruction, for which there may be no adequate remedy. ▪ Cryptocurrency, including Zcash (ZEC) and Bitcoin (BTC), is subject to significant legal, commercial, tax, technical and regulatory uncertainty. ▪ The concentration of our expected digital asset holdings relative to non-digital assets enhances the risks inherent in our digital asset treasury strategy. ▪ A significant decrease in the market value of our digital asset holdings could adversely affect our ability to satisfy financial obligations, including any debt financings. ▪ We may require additional capital to fund our operations and grow our business, which may not be available on acceptable terms, or at all. ▪ If we are unable to raise additional capital on acceptable terms or at all, our ability to implement our business strategy may be compromised. ▪ Financial institutions may discontinue banking services to businesses engaged in crypto-related activities. ▪ We may be unable to timely complete our strategic growth initiatives within our anticipated cost estimates. ▪ We may acquire other assets, form collaborations or make investments in other companies or technologies that could harm our operating results, dilute our stockholders' ownership, or cause us to incur significant expense. ▪ We have engaged in, and may continue to engage in, strategic acquisitions and other transactions that could disrupt our business, dilute our stockholders, increase compliance costs, strain our financial resources and harm our operating results. Our proposed business combination could disrupt our business, increase compliance costs, strain our financial resources and harm our operating results. ▪ Failure to successfully integrate businesses and assets after any strategic transactions could negatively impact our balance sheet and results of operations. ▪ Limited regulation of digital asset exchanges may expose us to negative publicity which could adversely affect an investment in us. ▪ We depend on attracting and retaining officers, managers, and skilled professionals. ▪ Global macroeconomic, geopolitical, and public health events and resulting supply chain issues could adversely affect our business, financial condition, and operations. ▪ We face risks related to technological obsolescence, vulnerability of the global supply chain for cryptocurrency, potential trade restrictions and difficulty in obtaining new hardware, which may have a material adverse effect on our business. ▪ Intellectual property disputes related to digital asset technology could threaten our ability to operate. ▪ If we are unable to protect our intellectual property rights or if our intellectual property rights are inadequate to protect our technology and product candidates, our competitive position could be harmed. ▪ We may be exposed to potential liability from claims relating to intellectual property rights. ▪ The adoption and long-term viability of digital asset networks is uncertain, and a decline in their growth or acceptance could negatively impact our business and the value of our stock. ▪ We have derived, and may continue to derive, a substantial portion of our revenues from related parties due to our participation in affiliate Foundry Digital's mining pools, which allow miners to combine their computing and processing power, reducing the variability associated with solving blocks and getting rewarded by the network. ▪ Miner delivery and infrastructure development schedules may be delayed due to constraints in the global supply chains for miners, electricity distribution equipment, and construction materials. 27 STRICTLY PRIVATE AND CONFIDENTIAL

Risk factors (3/4) Risks Related to the Market for Cryptocurrency ▪ There is a finite supply of bitcoin, and the declining block reward over time presents a risk to our business. ▪ Our success depends on external factors affecting the cryptocurrency industry. ▪ Digital asset holdings are less liquid than cash and cash equivalents and may not be able to serve as a source of liquidity for us to the same extent as cash and cash equivalents. ▪ Our ability to generate profit is largely dependent on the price of ZEC and BTC, which has historically been volatile. ▪ Exposure to financially troubled cryptocurrency companies may impact our reputation and operational profitability. ▪ Cryptocurrency faces scaling obstacles, including high transaction fees, which may adversely affect demand for cryptocurrency, our mining operations and growth. ▪ BTC and ZEC are highly volatile digital assets, and fluctuations in the price of BTC and ZEC may adversely influence our financial results and the market price of our listed securities. ▪ Our digital asset holdings expose us to market volatility and liquidity risks, which may affect our ability to effectively manage our growth plans and profitability. ▪ Regulatory, commercial, and technical uncertainties may influence cryptocurrency prices. ▪ Our digital asset management activities expose us to credit, market, liquidity and operational risks. ▪ Geopolitical and economic crises could lead to increased uncertainty, large-scale selloffs of digital assets and a decline in cryptocurrency's value, negatively impacting our business and stock price. ▪ During periods of market stress and extreme volatility, we may be unable to timely liquidate or hedge our cryptocurrency or related positions, and exchange-driven liquidations or auto-deleveraging could materially and adversely affect our liquidity, results of operations and financial condition. ▪ Incorrectly estimating our mining data center lease capacity requirements and capital expenditures could adversely affect our results of operations. ▪ Significant disruptions in the cryptocurrency markets could materially impair the value of our mining rigs, and prolonged low cryptocurrency prices could force us to idle our mining rigs. ▪ Our cryptocurrency miners may not be adaptable to other uses which could adversely affect our business and results of operations. ▪ Noise generated by our mining operations poses regulatory, legal, operational and reputational risks. ▪ Our mining operations may generate less revenue as a result of "halving". ▪ We face risks relating to the potential compromise of the Zcash, Bitcoin and other digital asset network security by emerging technologies, including artificial intelligence and quantum computing. ▪ The cryptography used on the Zcash network could fail or could be used to facilitate illicit activities, and businesses that facilitate transactions in ZEC may be at increased risk of criminal or civil lawsuits. ▪ Our ability to grow our hash rate relative to the global network hash rate and increasing network difficulty may impact our ability to effectively compete. ▪ Disruptions, forks, 51% attacks, hacks, network disruptions, or other adverse events or other compromises to blockchain networks, could materially and adversely impact us. ▪ If a security breach or cyberattack gives unauthorized parties access to our digital assets, or if our access to our wallets holding digital assets is lost or destroyed, we may lose some of, or all of our digital assets. ▪ Loss of access to our private keys or data could result in a permanent loss of our digital assets. ▪ Cyber-attacks, threats, data breaches, or malware may disrupt our operations and expose us to liability, loss of digital assets, reputational damage, and business disruptions which could harm us. ▪ The irreversibility of digital asset transactions exposes us to risks of theft, loss and human error, which could negatively impact our business. ▪ Our revenue generation is subject to risks applicable to mining pools we participate in, including risks outside of our control. ▪ We may not be able to realize the benefits of forks. ▪ We are subject to risks associated with our need for significant electrical power, including risks arising from prolonged power and internet outages, shortages or capacity constraints, which could harm our business. ▪ Certain natural disasters, mechanical failures, cyber incidents, evolving climate and ESG requirements, and other events outside of our control could adversely affect us. 28 STRICTLY PRIVATE AND CONFIDENTIAL

Risk factors (4/4) Risks Related to Governmental Regulation and Enforcement that may affect Fortitude ▪ Changes to laws, regulations, or enforcement priorities may adversely impact our cryptocurrency mining and related activities. ▪ Changes in U.S. trade policy may have a material adverse impact on our business, financial condition and operations. ▪ Our access to power is dependent on third-party providers and regulators and any adverse action by such entity may have a material adverse effect on us. ▪ We may be deemed to be a "commodity pool" under CEA and CFTC Rules as a result of our commodity interest trading. ▪ We are not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and ETPs, or to obligations applicable to investment advisers. ▪ Changes in regulatory interpretations could require us to register as a money services business or money transmitter, leading to increased compliance costs or operational shutdowns. ▪ Regulatory changes may alter the nature of an investment in us or restrict the use of cryptocurrencies in a manner that adversely affects our business. ▪ Absent clearer federal regulations, there is a possibility that ZEC or BTC may be classified as a "security." Any classification of ZEC or BTC as a "security" could lead to our falling under the definition of "investment company" under the Investment Act of 1940, as amended. ▪ Our ZEC treasury strategy may subject us to enhanced regulatory oversight. ▪ We may inadvertently and without knowledge, directly or indirectly, engage in transactions in violation of U.S. or foreign sanctions laws, including as a result of our interactions with a blockchain, which may lead to regulatory penalties and reputational harm. ▪ Compliance costs of responding to new and changing regulations could adversely affect our operations and expose our business to new risks. ▪ Our expanding mining data center ownership may be subject to new or evolving regulatory frameworks. ▪ The rapidly evolving and uncertain regulatory landscape for cryptocurrencies and cryptocurrency mining exposes us to legal risks, compliance costs, and potential business disruptions. ▪ The U.S. political and economic environment could materially impact our business operations and financial performance, and uncertainty surrounding the potential legal, regulatory and policy changes by the U.S. presidential administration may directly affect us and the global economy. ▪ Operating in foreign jurisdictions could expose us to political, legal, and regulatory risks that could negatively impact our financial condition. ▪ Changing environmental, property and tax regulations and public energy policies could increase our costs and adversely affect our business. ▪ The lack of a comprehensive and uniform regulatory framework governing many bitcoin and Zcash trading venues may expose us to market structure risks, fraud, security failures and operational disruptions, which could adversely affect the value and liquidity of our bitcoin holdings. Risks Related to the Proposed Transaction ▪ Failure to complete, or delays in completing, the Proposed Transactions could materially and adversely affect our results of operations, business, financial results and/or HSCS's common stock price. ▪ If the conditions to the Proposed Transactions is not satisfied or waived, the Proposed Transactions may not occur. ▪ The issuance of HSCS's common stock to the stockholder of Fortitude and the resulting change in control must be approved by HSCS's stockholders. Failure to obtain such approval would prevent the closing of the Proposed Transaction. ▪ The Proposed Transactions may be completed even though a material adverse effect may result from the announcement of the Proposed Transactions, industry-wide changes or other causes. ▪ If the Proposed Transaction is not completed, HSCS's stock price may decline significantly. ▪ HSCS's stockholders and the stockholder of Fortitude may not realize a benefit from the Proposed Transactions commensurate with the ownership dilution they will experience in connection with the Proposed Transactions. ▪ The post-Proposed Transactions business of the combined company may not be successful. ▪ The anticipated benefits of the Proposed Transaction may fail to be realized, and the integration of our businesses may be more difficult, costly, or time-consuming than expected. 29 STRICTLY PRIVATE AND CONFIDENTIAL

Appendix 30 STRICTLY PRIVATE AND CONFIDENTIAL

GAAP Net Income to Adj. EBITDA Reconciliations (1) Fortitude Historical Financials (2025FY) Adj. EBITDA Reconciliation $ in millions YE 2025 Net Income (Loss) ($12.7) + Impairment — + Amortization 0.2 + Depreciation 32.4 + Tax (3.7) EBITDA $16.2 + Transaction Related Expenses ⁽²⁾ $1.0 + Legal Non-recurring ⁽³⁾ — + Realized Gain/Loss on Digital Currency (0.1) + Realized Gain/Loss on Asset Disposal 2.4 + Unrealized Gain/Loss on Digital Currency 0.5 Adj. EBITDA $19.9 1. See Disclaimers for additional information about Non-GAAP measures. 2. Reflects non-recurring professional fees (legal and accounting) related to the preparation of carve-out financial statements, audited financials, and the Proposed Transaction. 3. Reflects non-recurring legal expenses related to Malikie Innovations Ltd. ("Malikie") Patent Dispute. On December 12, 2025, Malikie and Key Patent Innovations Ltd. (together with Malikie, the "Plaintiffs") filed suit against Fortitude, Foundry Digital LLC, Riot Platforms Inc., and Cipher Mining Inc. (collectively, the "Defendants") in the United States District Court for the Western District of Texas. The Plaintiffs allege that the Defendants' Bitcoin transactions infringe on certain patents owned by the Plaintiffs and seek injunctive relief and an unspecified amount of damages, including pre and post-judgment interest. Fortitude has engaged counsel and is working with its counsel to evaluate and defend Fortitude from this infringement claim. Fortitude cannot reasonably predict the outcome of such ongoing litigation, or the magnitude of such outcome, at this time. 31 STRICTLY PRIVATE AND CONFIDENTIAL

GAAP General & Administrative Expenses to Adjusted General & Administrative Expense Reconciliation ⁽¹⁾ Fortitude YTD Financials as of 4/30/26 Adjusted General & Administrative Expense Reconciliation $ in millions YTD as of 4/30/26 General & Administrative Expenses $7.8 – Transaction Related Expenses ⁽²⁾ (0.9) – Legal Non-Recurring ⁽³⁾ (1.3) – One-Time Security Contract Expense ⁽⁴⁾ (0.3) - Prior Period Sales and Use Tax Payments (5) (0.5) Adjusted General & Administrative Expense $4.9 1. See Disclaimers for additional information about Non-GAAP measures. 2. Reflects non-recurring professional fees (legal and accounting) related to the Proposed Transaction. 3. Reflects non-recurring legal expenses related to Malikie Innovations Ltd. ("Malikie") Patent Dispute. On December 12, 2025, Malikie and Key Patent Innovations Ltd. (together with Malikie, the "Plaintiffs") filed suit against Fortitude, Foundry Digital LLC, Riot Platforms Inc., and Cipher Mining Inc. (collectively, the "Defendants") in the United States District Court for the Western District of Texas. The Plaintiffs allege that the Defendants' Bitcoin transactions infringe on certain patents owned by the Plaintiffs and seek injunctive relief and an unspecified amount of damages, including pre and post-judgment interest. Fortitude has engaged counsel and is working with its counsel to evaluate and defend Fortitude from this infringement claim. Fortitude cannot reasonably predict the outcome of such ongoing litigation, or the magnitude of such outcome, at this time. 4. Reflects one-time security contract buyout expenses. 5. Reflects payment of prior period sales and use taxes. 32 STRICTLY PRIVATE AND CONFIDENTIAL

Reconciliation of Forward-Looking Adjusted EBITDA to Net Income (Loss) A quantitative reconciliation of forward-looking Adjusted EBITDA to forward-looking Net Income (Loss) is not provided because certain reconciling items cannot be reasonably predicted or estimated without unreasonable effort. These items include, but are not limited to: • Impairments of goodwill, intangible assets, long-lived assets, and digital assets, which depend on future market conditions, including the price of Zcash, Bitcoin, and other digital assets; • Mark-to-market gains and losses on digital asset holdings and derivative instruments; • Realized gain/losses on sales or exchanges of digital assets • Stock-based compensation expense tied to future grants, forfeitures, and share price movement; • Transaction-related costs associated with potential acquisitions, divestitures, or capital markets activity; and • Income tax effects of the foregoing items. For similar reasons, the probable significance of such items cannot be reasonably predicted or estimated without unreasonable effort. However, the variability of the items listed above is expected to be significant and could have a material impact on GAAP Net Income (Loss). Accordingly, Fortitude's management is unable to provide a quantitative reconciliation of forward-looking Adjusted EBITDA to forward-looking Net Income (Loss) without unreasonable effort and furthermore does not believe that a GAAP reconciliation would provide meaningful supplemental information about our illustrative guidance. 33 STRICTLY PRIVATE AND CONFIDENTIAL

Reconciliation of Forward-Looking Adjusted General & Administrative Expense to General & Administrative Expense A quantitative reconciliation of forward-looking Adjusted General & Administrative Expense to forward-looking General & Administrative Expenses is not provided because certain reconciling items cannot be reasonably predicted or estimated without unreasonable effort. These items include, but are not limited to: • Stock-based compensation expense tied to future grants, forfeitures, and share price movement; and • Transaction-related costs associated with potential acquisitions, divestitures, or capital markets activity. For similar reasons, the probable significance of such items cannot be reasonably predicted or estimated without unreasonable effort. However, the variability of the items listed above is expected to be significant and could have a material impact on GAAP General & Administrative Expenses. Accordingly, Fortitude's management is unable to provide a quantitative reconciliation of forward-looking Adjusted General & Administrative Expense to forward-looking General & Administrative Expenses without unreasonable effort and furthermore does not believe that a GAAP reconciliation would provide meaningful supplemental information about our illustrative guidance. 35 STRICTLY PRIVATE AND CONFIDENTIAL

Calculations Underlying Presentation of Illustrative Financial Performance at Various Zcash Prices • % BTC Market Cap: Calculation reflects the circulating supply of Zcash and Bitcoin as of 4/27/26 and assumes a Bitcoin price of $75,000. • Fortitude Zcash Mined: Calculation reflects daily Zcash production of 430 coins multiplied by 365 days. Average daily Zcash production through 4/30/26 was ~430 Zcash. To maintain production levels, management estimates it will need to procure 4,000 additional Z15 Pro equivalent miners by year end, assuming a year end network hash rate of 24 GS. • Fortitude Zcash Mined Upside: Calculation reflects daily Zcash production of 500 coins multiplied by 365 days. Management estimates it will need to procure 5,500 additional Z15 Pro equivalent miners by year end to achieve this production level. • Zcash Mining Revenue: Calculation reflects Fortitude Zcash Mined multiplied by Zcash Price. • BTC Mining Revenue: Management estimate of $27.0mm relative to preliminary, unaudited YTD BTC Mining Revenue of $9.0mm as of 4/30/26. • Other Revenue: Management estimate of $1.8mm relative to preliminary, unaudited YTD Other Revenue of $0.6mm as of 4/30/26. • Gross Profit: Calculation assumes Zcash Cash COGS per coin of $70 relative to preliminary, unaudited YTD results of $71 per coin as of 4/30/26, Bitcoin gross profit margin of 4.0%, other gross profit margin of 28.3%, management estimated owned site expenses of $2mm per year and $1.7mm of annualized expenses related to Repair Expense, Machine Insurance Expense, and Corporate Insurance Expense. Bitcoin gross profit margin and other gross profit margin in line with preliminary, unaudited YTD actual results as of 4/30/26. At Zcash Cash COGS per coin of $40 rather than $70 per coin, Gross Profit would increase by approximately $5mm. • Adjusted General & Administrative Expense: In line with preliminary, unaudited YTD results of $7.8mm as of 4/30/26 adjusted to remove $2.9mm of non-recurring expenses, comprised primarily of transaction related expenses and non-recurring litigation spend presented on an annualized basis. Annualized number further adjusted to include management's estimate of $5.0mm of public company expenses relative to the annualized figure. • Further Illustrative Adjusted EBITDA: Based on mined quantities described in the Fortitude Zcash Mined Upside line above which assumes 500 Zcash mined per day. Adjusted General & Administrative Expense, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP metrics. See the discussion of Non-GAAP measures elsewhere in the presentation, as well as elsewhere in this Appendix for a description of why a reconciliation to General & Administrative Expense or Net Income (Loss), the closest GAAP measures, as applicable, is not available for such non-GAAP guidance. 36 STRICTLY PRIVATE AND CONFIDENTIAL The following notes discuss the calculations underlying each metric appearing in the presentation of the Illustrative Financial Performance at Various Zcash Prices provided earlier in this presentation. The information provided is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding "Forward-Looking Statements" and the note regarding "Projections" elsewhere in this presentation.